SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                              Act of 1934
                         (Amendment No.     )

Filed by Registrant [x]
Filed by a Party other than Registrant[  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[   ]Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[x] Definitive Proxy Statement
[  ]Definitive Additional Materials
[  ]Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              PAGES, INC.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           (Name of Registrant as Specified In Its Charter)
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing fee (Check the appropriate box):
[x]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

      (1)   Title  of  each  class of securities to  which  transaction applies:
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     (2)  Aggregate number of securities to which transaction applies:
 . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . .
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  Pages, Inc.
                                5720 Avery Road
                               Dublin, OH  43016

                              September 30, 1998



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Pages, Inc. on Thursday, November 18, 1998. The meeting will begin at 10:00 a.m. at Holiday Inn, 212 Woodlawn Road, Charlotte, North Carolina 28217.

     Information regarding the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully.

     Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

     We look forward to seeing you in Charlotte on November 18, 1998.
                                   Very truly yours,




                                   S. Robert Davis, Chairman

                                  Pages, Inc.
                                5720 Avery Road
                               Dublin, OH  43016

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        to be held on November 18, 1998

To the Stockholders of Pages, Inc.

      Notice is hereby given that the Annual Meeting of Stockholders of Pages, Inc. (the "Company") will be held at Holiday Inn, 212 Woodlawn Road, Charlotte, North Carolina 28217 on November 18, 1998, at 10:00 a.m., Eastern Standard Time, to consider and take action on the following matters:

     1.To elect four Directors to serve on the Board of Directors of the Company for one year and until their successors are duly elected and shall qualify.

     2.To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on September 29, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders entitled to notice of and to vote at the meeting may be examined at the executive offices of the Company at 5720 Avery Road, Dublin, OH 43016.

      So that we may be sure your vote will be included, please date, sign and return the enclosed proxy promptly. For your convenience, a postage paid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

      If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.

Dated October 9, 1998                  By Order of the Board of Directors


                                        /s/ Steven L. Canan
                                        Steven L. Canan, Secretary

                                   PAGES, INC.

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                         To be Held on November 18, 1998


Summary

     This Proxy Statement is furnished to Stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of Pages, Inc. (the "Company") for use at its Annual Meeting of Stockholders to be held on November 18, 1998 at 10:00 a.m. at Holiday Inn, 212 Woodlawn Road, Charlotte, North Carolina 28217 as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders on or about September 30,October 9, 1998.

     The Annual Meeting has been called to consider and take action on the election of four Directors to serve on the Board of Directors of the Company for one year and until their successors have been duly elected and shall qualify.

     The close of business on September 29, 1998, has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof (the "Record Date"). The stock transfer books will not be closed.

Solicitation and Revocation of Proxies

     This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof.

     As of the Record Date, there were 6,564,009 shares of the Company's Common Stock, $.01 par value ("Common Stock") issued and outstanding, (exclusive of 298,713 shares held in treasury). As of the Record Date, all of the present directors and executive officers of the Company, a group of five persons, owned beneficially 1,833,182 shares of Common Stock. The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the nominees to be elected as Directors named in this Proxy Statement.

     To be elected, the nominees to be selected as Directors named in this Proxy Statement must receive a plurality of the votes cast by the Common Stock entitled to vote. With respect to voting on the election of directors, the presence in person or by proxy of a majority of the issued and outstanding shares of Common Stock constitutes a quorum at the meeting.

     Proxies given by Stockholders for use at the meeting, may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the Company in writing or at the meeting or by delivering to the Company a later appointment which supersedes the earlier one. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

     ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED IN SUCH PROXIES. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

Voting Rights

     Stockholders of record at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof. On the Record Date, the Company had 6,862,7226,564,009 shares of Common Stock outstanding and entitled to vote on all matters properly brought before the meeting. Each share of Common Stock of record as of the Record Date is entitled to one vote in all matters properly brought before the meeting.

Election of four directors to serve for one year and until their successors have been duly elected and shall qualify

     The Board of Directors has concluded that the re-election of S. Robert Davis, Juan F. Sotos, M.D., Robert J. Tierney and Randall J. Asmo as Directors is in the best interests of the Company and recommends their election. Biographical information concerning Messrs. Davis, Sotos, Tierney and Asmo can be found under "Directors and Executive Officers."

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of such nominees will be unable to serve, if such a situation exists prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above. Unless indicated to the contrary, the enclosed Proxy will be voted "FOR" such nominees.

Directors and Executive Officers

     The following table sets forth certain information concerning the directors and executive officers of the Company.

                                                         Director or Executive
       Name          Age           Position (1)               Officer Since
      -------        ---  -------------------------            -------------

S. Robert Davis      59  Chairman of the Board, President,       1990
                         Assistant Secretary, and Director

Randall J. Asmo      33  Vice President and Director             1992

Juan F. Sotos, M.D.  70  Director                                1992

Robert J. Tierney    50  Director                                1992

Steven L. Canan      50  Chief Financial Officer,                1997
                         Secretary and Treasurer


(1) All positions are those held with the Company, except as otherwise indicated.


Executive officers are elected by the Board of Directors and serve until their successors are duly elected and qualify, subject to earlier removal by the shareholders. Directors are elected at the annual meeting of shareholders to serve for one year and until their respective successors are duly elected and qualify, or until their earlier resignation, removal from office, or death. The remaining directors may fill any vacancy in the Board of Directors for an unexpired term.

Business Experience of Directors and Executive Officers

      S. Robert Davis was elected a director and Chairman of the Board in 1990, and Assistant Secretary in 1992. Prior to his election to the Board of Directors, he served as Assistant to the President from 1988 to 1990, on a part-time basis. Additionally, during the past five years, Mr. Davis has operated several private businesses involving the developing, sale and/or leasing of real estate but devotes substantially all of his business time to the Company. Mr. Davis is also the Chairman and a director of CASCO INTERNATIONAL, INC., a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

      Randall J. Asmo was elected Vice President in 1992 and a director in 1997. Prior to that time, he served as Assistant to the President from 1990 to 1992. Additionally, since 1987, Mr. Asmo has served as Vice President of Mid-States Development Corp., a privately-held real estate development and leasing company, as Vice President of American Home Building Corp., a privately-held real estate development company, and as an officer of several other small business enterprises.

      Juan F. Sotos, M.D. was elected as a director in 1992. Dr. Sotos has been a Professor of Pediatrics at The Ohio State University College of Medicine since 1962 and also serves as Chief of Endocrinology and Metabolism at Children's Hospital in Columbus, Ohio.

     Robert J. Tierney was elected as a director in 1992. Dr. Tierney currently serves as the Acting Chairperson of the Ohio State University Department of Education Theory and Practice. Dr. Tierney is also active in education research and has served as a professor at The Ohio State University since 1984.

      Steven L. Canan was appointed Chief Financial Officer and Treasurer in 1997. Previously, Mr. Canan served as Vice President of Administration for
Pages Book Fairs, Inc. Mr. Canan joined Pages Book Fairs in 1988 as its Controller and has held several positions within Pages Book Fairs since that time. Prior to joining Pages Book Fairs, Mr. Canan served in financial positions with Xerox Education Publications, manufacturing companies, and Arthur Andersen & Co.

     Certain Relationships and Related Transactions.

      In July, 1997, the Company issued to S. Robert Davis a 12% subordinated convertible debenture in the principal amount of $500,000. After one year after the debenture issue date, up to 85% of the principal amount of the debenture is convertible at $1.875 per share into common stock of the Company.

      In August, 1997, the Company issued a $130,000 13.5% subordinated note to Charles R. Davis, the son of S. Robert Davis. The note was repaid in June, 1998.

      In September, 1997, in exchange for personally guaranteeing a $1 million loan to the Company, the Company issued to S. Robert Davis a three-year warrant to purchase 50,000 shares of common stock, exercisable at $2.25 per share.

      In December, 1997, the Company accepted $3.5 million as a prepayment in full of a $5 million note receivable from CASCO INTERNATIONAL, INC., formerly a wholly-owned subsidiary of the Company ("CASCO"). The Company recognized a valuation loss of $1.5 million related to the discounted prepayment. S. Robert Davis is the Chairman of Pages, Inc. and of CASCO, and owns approximately 11.9% of CASCO's outstanding common stock. S. Robert Davis is the father of Charles
R. Davis, the President and a significant shareholder of CASCO.

The Board of Directors

     The Company's Bylaws provide that the number of Directors which shall constitute the whole Board of Directors shall be as from time to time determined by resolution of the Board of Directors, but the number shall not be less than three. The Board of Directors currently consists of four members. The Board of Directors held 7 seven meetings during the fiscal year ended December 31, 1997.

     There are no material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Committees of the Board of Directors

     Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviews the scope of the annual audit, audit fees, and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements. Dr. Sotos, and Messrs. Tierney and S. Robert Davis are members of such Committee. The Committee met 3 three times during the fiscal year ended December 31, 1997.

     Executive Compensation Committee. The Executive Compensation Committee approves the compensation for executive employees of the Company. Dr. Sotos, and Mr. Tierney are members of such Committee. The Committee met three3 times during the fiscal year ended December 31, 1997.

Stock Ownership

      The following table sets forth, to the best of the Company's knowledge, certain information as of September 30, 1998, with respect to the beneficial ownership of shares of the Company's common stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock, by each director, by the President, and each of the Company's only other officer whose salary and bonus during 1997 exceeded $100,000 (the "Named Executive Officers") serving as of December 31, 1997, and by all directors and executive officers of the Company as a group:

                                  Amount and Nature       Percent
Name and Address                    of Beneficial       of Class(2)
                                    Ownership (1)
-------------------------------    ---------------      -----------
S. Robert Davis                      1,576,872(3)           22.75%
5720 Avery Road
Dublin, Ohio  43016

Charles R. Davis                       506,253               7.31%
2124 Pine Valley Club Drive
Charlotte, North Carolina 28277

Randall J. Asmo                        113,962(4)            1.64%
5720 Avery Road
Dublin, Ohio  43016

Juan F. Sotos, M.D.                     69,390(6)            1.00%
4400 Squirrel Bend
Columbus, Ohio 43220

Robert J. Tierney                       14,338(6)
4805 Olentangy Blvd.
Columbus, Ohio  43214

William L. Clarke(5)                     4,300
5720 Avery Road
Dublin, Ohio  43016

All executive officers and           1,833,182(7)           26.46%
directors as a group (6 persons)



*less than 1%

(1)Represents sole voting and investment power unless otherwise indicated.

(2)Based on 6,564,009 shares of common stock outstanding as of September 30, 1998, plus, as to each person listed, that portion of the 365,872 unissued shares of common stock subject to outstanding options and warrants which may be exercised by such person, and as to all executive officers and directors as a group, unissued shares of common stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options/warrants within the next 60 days.

(3)Includes 25,100 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership and includes 193,263 unissued Shares as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options and warrants within the next 60 days.

(4)Includes 90,837 unissued shares as to which Mr. Asmo, an executive officer and director of the Company has the right to acquire beneficial ownership upon the exercise of stock options and warrants within the next 60 days.

(5)Mr. Clarke is no longer employed by the Company.

(6)Includes 11,578 unissued common shares as to which Dr. Sotos, a Director of the Company, has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(7)Includes 11,578 unissued common shares as to which Dr. Tierney, a Director of the Company, has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(8)The number of shares of common stock beneficially owned by all executive officers and directors as a group includes (i) 365,872 unissued shares of common stock as to which they have the right to acquire beneficial ownership upon the exercise of stock options and warrants within the next 60 days,
   (ii) 25,100 shares of common stock owned by Mrs. S. Robert Davis as to which Mr. Davis disclaims any beneficial ownership. (iii) 23,125 shares owned by Randall J. Asmo, and 90,837 unissued shares as to which Mr. Asmo has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days, and (iv) 4 shares owned by Steven L. Canan, Chief Financial Officer and 58,616 unissued common shares as to which Mr. Canan has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with.

Compensation of Executive Officers and Directors

      Director Compensation. Each director who is not an officer of the Company receives a fee of $1,100 for attendance at each Board meeting, a fee of $550 for attendance at each telephonic Board meeting, and a fee of $500 for attendance at each meeting of a Board committee of which he is a member. Directors who are also officers of the Company receive no additional compensation for their services as directors.

     Executive Compensation. The following table shows, for the fiscal years ended December 31, 1997, 1996, and 1995, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's President the Named Executive Officers, and the principal capacity in which they served:

                           Summary Compensation Table

                                                               Long Term
                           Annual Compensation                Compensation
                  -------------------------------------------------------------
                                                         Securities Underlying
Name and                                   Other Annual     Options/Warrants
Principal         Year   Salary     Bonus  Compensation     SAR's(#) (1)(2)
Position
----------------  ----  --------     ----   -----------     -----------------
S. Robert Davis,  1997  $192,115     $0         $0              193,263
Chairman and      1996  $167,704     $0     $138,086(3)         244,078
President (4)     1995  $183,180     $0     $209,368(3)            0

William L.        1997  $145,140     $0         $541(5)          29,168
Clarke(5)
Senior Vice       1996   $88,346     $0         $166(5)         151,867
President

(1)Stock options previously granted to the Named Executive Officers, by their terms, automatically adjust to reflect certain changes in the outstanding Common Shares of the Company, including stock dividends.

(2)Stock Appreciation Rights were awarded under the executive incentive compensation plan dated October 8, 1996. Effective April 1, 1997, the Stock Appreciation Rights program was canceled and the following shares were rescinded: S. Robert Davis, 244,078; shares and William L. Clarke, 151,867 shares.

(3)Represents the difference between the fair market value of the Common Shares received and the stock option exercise price on the date of exercise.

(4)Mr. Davis has not drawn a salary since May 7, 1998.

(5)Mr. Clarke was appointed Senior Vice President of the Company in May, 1996. He is no longer employed by the Company.

(6)Represents life insurance premiums paid for term life insurance provided as part of the health insurance plan provided to employees of Pages Book Fairs, Inc., the Company's wholly-owned subsidiary generally.

Neither of the Named Executive Officers have an employment agreement with the Company.

      Compensation Committee Interlocks and Insider Participation. Juan F. Sotos, M.D. and Robert J. Tierney served as the Executive Compensation Committee during the last fiscal year. Neither Dr. Tierney nor Dr. Sotos serve or have served as an officer or employee of the Company or any of its subsidiaries. Neither of such persons serves on the Board of Directors of any other public company.

      Compensation Committee Interlocks and Insider Participation. Juan F. Sotos, M.D. and Robert J. Tierney served as the Executive Compensation Committee during the last fiscal year. Neither Dr. Tierney nor Dr. Sotos serve or have served as an employee of the Company or any of its subsidiaries. Richard A. Stimmel, previously the Company's President, served until his resignation on the Executive Compensation Committee along with Drs. Tierney and Sotos during the last fiscal year. None of such persons serves on the Board of Directors of any other public company.

      Executive Compensation Committee's Report on Executive Compensation. The Executive Compensation Committee (the "Committee") has designed its executive compensation policies to provide incentives to its executives to focus on both current and long-term Company goals, with an overriding emphasis on the ultimate objective of enhancing stockholder value. The Committee has followed an executive compensation program, comprised of cash and equity-based incentives, which recognizes individual achievement and encourages executive loyalty and initiative. The Committee considers equity ownership to be an important factor in providing executives with a closer orientation to the Company and its stockholders. Accordingly, the Committee encourages equity ownership by its executives through the grant of options to purchase Common Stock. Similarly, the Committee believes the Company's Employee Stock Purchase Plan encourages employees to build a meaningful stake in the Company, further aligning their interests with those of the stockholders.

      The Company believes that providing attractive compensation opportunities is necessary to assist the Company in attracting and retaining competent and experienced executives. Base salaries for the Company's executives, and the executives employed by the Company's subsidiaries, have historically been established on a case-by-case basis by the Board of Directors, based upon current market practices and the executive's level of responsibility, prior experience, breadth of knowledge, and salary requirements. Since its appointment in March, 1993, the Committee has carried forward those policies. The base salaries of executive officers have historically been reviewed annually by the Board of Directors and are now reviewed annually by the Committee. Adjustments to such base salaries have been made considering: (a) historical compensation levels; (b) the overall competitive environment for executives; and (c) the level of compensation necessary to attract and retain executive talent. Stock options have historically been awarded upon hiring, promotion, or based upon merit considerations. As the value of a stock option is directly related to the market price of the Company's Common Stock, the Board of Directors believes the grant of stock options to executives encourages executives to take a view toward the long-term performance of the Company. Other benefits offered to executives are generally the same as those offered to the Company's other employees.

      The Committee utilizes the same policies and considerations enumerated above with respect to compensation decisions regarding the Chairman of the Board and President, S. Robert Davis. Mr. Davis' 1997 base salary was determined primarily by reference to historical compensation, scope of responsibility, and the Company's desire to retain his services. The Committee believes its compensation policies with respect to its executive officers promote the interests of the Company and its Stockholders through current motivation of the executive officers coupled with an emphasis on the Company's long-term success.


                                        Executive Compensation Committee
                                        Juan F. Sotos, M.D.
                                        Robert J. Tierney


Option/Warrant Grants in Last Fiscal Year

     The following table sets forth certain information with respect to options/warrants granted to the Named Executive Officers during the last fiscal year.

                             Number of      Percent of Total
                             Securities     Options/Warrants
          Name               Underlying        Granted to         Exercise or
     and Principal        Options/Warrants    Employees in        Base Price         Expiration          Grant Date
        Position              Granted          Fiscal Year          $/Share             Date             Value (1)
    --------------        ----------------   ---------------      -----------       ------------        -----------
S. Robert Davis               143,263            51.53%            $1.38             July, 2003         $127,504
Chairman of the                50,000            17.98%            $2.25           September, 2000       $53,500
Board and President

William L. Clarke              29,168           10.49%             $1.38             July, 2003          $25,960
Senior Vice President(2)

(1)The Grant Date Value was calculated using the Black-Scholes option pricing model with the following assumptions: expected volatility of .658, risk free interest rates from 5.57% to 5.65%, and expected lives ranging from three to six years.

(2)Mr. Clarke is no longer employed by the Company.

      Aggregated Options Exercised in 1997 and Fiscal Year-End Option/Warrant Values. The following table provides certain information with respect to options exercised in fiscal 1997 by the Named Executive Officers and the value of such officers' unexercised options/warrants at December 31, 1997.

                                                                                 Value of Unexercised
                       Shares                   Number of Unexercised        In-the-Money (1) Options/Warrants
                     Acquired on   Value    Options/Warrants at Year End(#)           at Year End($) (2)
                                           -------------------------------  ---------------------------------
Name                 Exercise  Realized($)  Exercisable  Unexercisable      Exercisable       Unexercisable
-----------          --------  -----------  -----------  -------------      -------------     -------------
S. Robert Davis       None        N/A        243,916          0              $17,192               0

William L. Clarke(3)  None        N/A        144,948          0              $ 3,500               0

(1)"In-the-Money" options are options whose base (or exercise) price was less than the market price of Common Stock at December 31, 1997.

(2)Assuming a stock price of $1.50 per share, which was the closing price of a share of Common Stock reported by the Nasdaq National Market on December 31, 1997.

(3)Mr. Clarke is no longer employed by the Company.

      Performance Graph. The following line graph compares the yearly change in the Company's total return to its Stockholders as compared to total return of the Center for Research in Securities Prices Total Return Index for the NASDAQ Stock Market (U.S.) and the Standard & Poors Publishing Group, assuming a common starting point of 100 for the five-year period from December 31, 1992 to December 31, 1997. Total stockholder return for the Company, as well as for the Indexes, was determined by adding (a) the cumulative amount of dividends for a given year (assuming dividend reinvestment), and (b) the difference between the share price at the beginning and at the end of the year, the sum of which is then divided by the share price at the beginning of such year.


Year Ended        Pages, Inc        S&P Publishing 500      NASDAQ Composite
------------      ----------        ------------------      ----------------
Dec 31, 1992         100                   100                    100
Dec 31, 1993         173.39                123.63                 114.29
Dec 31, 1994          73                   114.32                 111.52
Dec 31, 1995          26                   141.57                 158.03
Dec 31, 1996          52                   139.68                 191.46
Dec 31, 1997          24                   202.51                 234.42


Independent Public Accountants

     The accounting firm of Hausser + Taylor LLP, Columbus, Ohio, was the Company's principal auditor and accountant for the year ended December 31, 1997 and has been selected as the Company's auditor and accountant for the next fiscal year. Management expects that a representative of Hausser + Taylor LLP will be present at the Annual Meeting of Stockholders. The Hausser + Taylor representative will be afforded an opportunity to make a statement at the meeting if desired and is expected to be available to respond to appropriate questions.

Annual Report

     The 1997 Annual Report, which includes financial statements was mailed to each shareholder receiving this Proxy Statement.

     The Company will provide, without charge, to any person receiving a copy of this Proxy Statement, upon written or oral request of such person, by first class a copy of the Company's Annual Report on Form 10-K for the year 1997, including the financial statements and the financial statement schedules thereto. Such requests should be addressed to S. Robert Davis, Chairman, Pages, Inc., 5720 Avery Road, Dublin, Ohio, 43016 (800) 242-8749.

Other Proposed Action

     The Board of Directors does not intend to bring any other matters before the meeting nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in tills Proxy Statement properly come before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

Stockholder Proposals and Submissions

     If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall be presented to the Company's management a reasonable time before the Company begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the processes of Securities and Exchange Commission Rule 14a-8 will be considered untimely if it is not received by the Company before August 16, 1999.

                                  Pages, Inc.
                                5720 Avery Road
                              Dublin, Ohio  43016

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 18, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints S. Robert Davis and Randall J. Asmo, and each of them, proxies, with full power of substitution in each of them, in the name, place, and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Pages, Inc. on November 18, 1998, at 10:00 a.m. Eastern Standard Time, or at any adjournment thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matter:

1.   Election of Directors

  For all nominees listed below (except as marked to the contrary below) Withhold Authority to vote for all nominees listed below

                       S. Robert Davis, Randall J. Asmo
                  Juan F. Sotos, M.D., and Robert J. Tierney

         (Instruction:  To withhold authority to vote for any nominee, write that nominee's name in the space below.
                    Do not mark "Withhold Authority" above
      unless you intend to withhold authority to vote for all nominees.)


       ________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

This  proxy will be voted in accordance with the instructions given above.   If
no instructions are given, this proxy will be voted FOR the election of directors as set forth in the Proxy Statement.

Dated: --------------------- , 1998
                                        Signature

                                                 -------------------------

                                        Signature if held jointly

                                                 --------------------------